UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2013

The ADT Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1501 Yamato Road Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip code)

(561) 988-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, The ADT Corporation (the “Company”) will hold an Investor Day Conference for investors and analysts beginning at 9:00 a.m., Eastern Time, on Friday, December 6, 2013. A copy of the presentation slides, which will be discussed at the conference, have been made available and can be accessed in the “Investor Relations – Presentations & Webcasts” section of the Company’s website at http://investors.adt.com. Investors and the general public are invited to view a live webcast of the conference in listen-only mode at this location on the Company’s website, and a replay of the webcast will be available at the same location on the website beginning approximately 7:00 p.m., Eastern Time, after the conference and for one year thereafter.

The presentation slides shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION

By:	/s/ N. David Bleisch
Name: N. David Bleisch
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: December 6, 2013